UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): January 23, 2004


                       NATIONAL TECHNICAL SYSTEMS, INC.
            (Exact name of registrant as specified in its charter)


                                  California
                (State or other jurisdiction of incorporation)


             0-16438                                       95-4134955
      (Commission File No.)                    (IRS Employer Identification No.)


                       24007 Ventura Boulevard, Suite 200
                           Calabasas, California 91302
              (Address of principal executive offices and Zip Code)


      Registrant's telephone number, including area code: (818) 591-0776


         -----------------------------------------------------------
        (Former name or former address, if changed since last report)








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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

      On January 23, 2004, National Technical Systems, Inc. ("NTS") through its wholly owned subsidiary, NTS Technical Systems, acquired substantially all of the assets and business of DTI Holdings, LLC, doing business as Dynamic Testing ("DTI"). At the closing, the Registrant delivered $2,600,000 in cash and 195,695 shares of NTS common stock, no par value, and agreed to assume certain liabilities of DTI. The amount of consideration was determined through arm's-length negotiations between the parties

      DTI provides its customers with large-scale shock and vibration testing services that are used to qualify mission critical equipment such as navigation, communication and guidance weapons installed on U.S. Navy combatants. Its customers include the U.S. Navy and other U.S. and foreign government agencies, as well as prime contractors and commercial organizations. In addition to testing services, DTI offers its customers a full line of shock isolators. NTS will continue to use the acquired assets for these purposes.

      A copy of the Asset Purchase Agreement related to the transaction is filed with this report as Exhibit 2.1.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      This Current Report on Form 8-K will be supplemented by amendment within 60 days after the date of this report to set forth the financial statements of the business acquired and pro forma financial information.

(c) Exhibits.

      2.1 Asset Purchase Agreement, dated as of December 31, 2003, by and among National Technical Systems, Inc., NTS Technical Systems, Robert Wakefield, Randolph Fairfield, Calvin Milam, E&C Holdings, Inc., Peterson Builders, Inc., and DTI Holdings LLC.

      99.1  Press Release dated January 26, 2004.

Item 9.  REGULATION FD DISCLOSURE.

      On January 26, 2004, NTS published a press release describing the acquisition of substantially all of the assets and business of DTI. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by this reference.

      The information in this Item 9 and in Exhibit 99.1 will not be treated as filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section. That information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act unless that filing expressly refers to specific information in Item 9 or Exhibit 99.1.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 30, 2004    NATIONAL TECHNICAL SYSTEMS, INC.

                           By: /s/ Lloyd Blonder
                               ___________________
                               Lloyd Blonder
                               Senior Vice President and Chief Financial Officer










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                                  Exhibit Index

EXHIBIT NUMBER      DESCRIPTION
--------------      -----------

      2.1 Asset Purchase Agreement, dated as of December 31, 2003, by and among National Technical Systems, Inc., NTS Technical Systems, Robert Wakefield, Randolph Fairfield, Calvin Milam, E&C Holdings, Inc., Peterson Builders, Inc., and DTI Holdings LLC.

     99.1            Press Release dated January 26, 2004.
























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